UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 13, 2008
                                                           ------------

                             Dresser-Rand Group Inc.
             (Exact name of registrant as specified in its Charter)

           Delaware                       001-32586             20-1780492
           --------                       ---------             ----------
 (State or other jurisdiction          (Commission File        (IRS Employer
       of Incorporation)                   Number)           Identification No.)


10205 Westheimer Road, Houston, Texas                                      77042
-------------------------------------------------                          -----
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:               (713) 467-2221

                                 Not Applicable
 -------------------------------------------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      On May 13, 2008, at the Annual Meeting of Stockholders of Dresser-Rand Group Inc. (the "Company"), the stockholders of the Company approved the 2008 Stock Incentive Plan (the "2008 Plan"). The Plan enables the Compensation Committee of the Board of Directors to award incentive and nonqualified stock options, stock appreciation rights, shares of common stock, restricted stock, restricted stock units and incentive bonuses (which may be paid in cash or stock or a combination thereof), any of which may be performance-based, with vesting and other award provisions, to Company employees (including officers), non-employee directors and other service providers. The maximum number of shares that may be issued under the Plan is six million shares. The Company's equity-based compensation programs were previously administered under the 2005 Stock Incentive Plan and the 2005 Directors Stock Incentive Plan (collectively, the "Prior Plans"). The 2008 Plan replaces the Prior Plans and is the sole plan for providing equity-based incentive compensation to eligible employees, non-employee directors and service providers. No further awards will be granted under the Prior Plans. The 2008 Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

      Also on May 13, 2008, the Compensation Committee of the Board of Directors approved Forms of Grant Notices and Standard Terms and Conditions for grants of Employee Nonqualified Stock Options, Restricted Stock, Restricted Stock Units and Stock Appreciation Rights (the "Forms") for use from time to time pursuant to the terms and conditions of the Company's 2008 Stock Incentive Plan. The Forms are attached hereto as Exhibits 10.2 through 10.5 and are incorporated herein by reference.

      The foregoing summary of the Plan and the Forms is qualified in its entirety by reference to the complete text of the Plan and the Forms, which are filed as exhibits to this current report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this current report:

Exhibit No.        Document
-----------        --------

10.1               Dresser-Rand Group Inc. 2008 Stock Incentive Plan
                  (incorporated by reference to Exhibit 4.4 to the Company's Registration Statement on Form S-8, File No. 333-150894, filed with the SEC on May 14, 2008).

10.2 Form of Grant Notice and Standard Terms and Conditions for 2008 Stock Incentive Plan Nonqualified Stock Options.

10.3 Form of Grant Notice and Standard Terms and Conditions for 2008 Stock Incentive Plan Restricted Stock.

10.4 Form of Grant Notice and Standard Terms and Conditions for 2008 Stock Incentive Plan Restricted Stock Units.

10.5 Form of Grant Notice and Standard Terms and Conditions for 2008 Stock Incentive Plan Stock Appreciation Rights.


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


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            DRESSER-RAND GROUP INC.


                            By: /s/ Mark F. Mai
                               -------------------------------------------------
                            Name: Mark F. Mai
                            Title: Vice President, General Counsel and Secretary

Date: May 14, 2008

                                  EXHIBIT INDEX

Exhibit No.        Document
------------      --------------------------------------------------------------
10.1              Dresser-Rand Group Inc. 2008 Stock Incentive Plan
                  (incorporated by reference to Exhibit 4.4 to the Company's
                  Registration Statement on Form S-8, File No. 333-150894, filed with the SEC on May 14, 2008).

10.2 Form of Grant Notice and Standard Terms and Conditions for 2008 Stock Incentive Plan Nonqualified Stock Options.

10.3 Form of Grant Notice and Standard Terms and Conditions for 2008 Stock Incentive Plan Restricted Stock.

10.4 Form of Grant Notice and Standard Terms and Conditions for 2008 Stock Incentive Plan Restricted Stock Units.

10.5 Form of Grant Notice and Standard Terms and Conditions for 2008 Stock Incentive Plan Stock Appreciation Rights.